                MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2009 - JUNE 30, 2009

                                                                         AMOUNT OF     % OF     % OF
                        PURCHASE/            OFFERING       TOTAL         SHARES     OFFERING   FUNDS
        SECURITY          TRADE     SIZE OF  PRICE OF     AMOUNT OF      PURCHASED  PURCHASED   TOTAL
       PURCHASED           DATE    OFFERING   SHARES       OFFERING       BY FUND    BY FUND   ASSETS     BROKERS     PURCHASED FROM
----------------------  ---------  --------  --------  ---------------  ----------  ---------  ------  -------------
Federal National         02/03/09        --  $ 99.921  $600,000,000.00  26,856,000       0.38%   1.69% Citigroup      Citigroup
Mortgage Association                                                                                   Global
2.750% due 2/5/2014                                                                                    Markets Inc.,
                                                                                                       Goldman,
                                                                                                       Sachs & Co.,
                                                                                                       J.P. Morgan
                                                                                                       Securities
                                                                                                       Inc.,
                                                                                                       Barclays
                                                                                                       Capital
                                                                                                       Inc.,
                                                                                                       Deutsche Bank
                                                                                                       Securities
                                                                                                       Inc., Morgan
                                                                                                       Stanley & Co.
                                                                                                       Incorporated,
                                                                                                       UBS
                                                                                                       Securities
                                                                                                       LLC

John Deere Owner Trust   06/02/09        --  $100.000  $   233,600,000   5,075,000       2.17%   0.34% Banc of        Banc of
2009 1.13155% due                                                                                      America        America
7/1/2010                                                                                               Securities
                                                                                                       LLC, BBVA
                                                                                                       Securities,
                                                                                                       Mitsubishi
                                                                                                       UFJ
                                                                                                       Securities,
                                                                                                       Santander, TD
                                                                                                       Securities,
                                                                                                       Citi